    As filed with the Securities and Exchange Commission on October 14, 1999

                                                              File No. 333-88963

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------
                                LTX Corporation
             (Exact name of Registrant as specified in its charter)
             MASSACHUSETTS                             04-2594045
    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
             organization)
                                    LTX Park
                               University Avenue
                         Westwood, Massachusetts 02090
                                 (781) 461-1000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ----------------

                                DAVID G. TACELLI
                   Vice President and Chief Financial Officer
                                LTX Corporation
                                    LTX Park
                               University Avenue
                         Westwood, Massachusetts 02090
                                 (781) 461-1000
  (Address, including zip code, and telephone number, including area code, of agent for service)

                               ----------------
                        Copies of all communications to:
        MICHAEL P. O'BRIEN, ESQ.               GORDON H. HAYES, JR., ESQ.
            Bingham Dana LLP                Testa, Hurwitz & Thibeault, LLP
           150 Federal Street                       125 High Street
      Boston, Massachusetts 02110             Boston, Massachusetts 02110
        Approximate date of commencement of proposed sale to the public:
   As soon as practicable after this Registration Statement becomes effective

  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [_]
  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [X] 333-86769
  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

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

  This Post-Effective Amendment to the Registration Statement on Form S-3 is being filed to amend the legal opinion included as Exhibit 5.1, which, due to a transmission error, was inadvertently not filed in its entirety with the initial filing of the Registration Statement.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Westwood and Commonwealth of Massachusetts on the 14th day of October, 1999.

                                          LTX Corporation

                                              /s/ David G. Tacelli
                                          By: _________________________________
                                                      David G. Tacelli
                                                  Chief Financial Officer
                                                     and Vice President

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----
                  *                    Chief Executive Officer,    October 14, 1999
______________________________________  President and Director
           Roger W. Blethen             (Principal Executive
                                        Officer)

         /s/ David G. Tacelli          Chief Financial Officer     October 14, 1999
______________________________________  (Principal Financial &
           David G. Tacelli             Accounting Officer)

                  *                    Chairman of the Board       October 14, 1999
______________________________________
          Samuel Rubinovitz

                  *                    Director                    October 14, 1999
______________________________________
          Robert J. Boehlke

                  *                    Director                    October 14, 1999
______________________________________
            Jacques Bouyer

                  *                    Director                    October 14, 1999
______________________________________
         Stephen M. Jennings

                  *                    Director                    October 14, 1999
______________________________________
            Roger J. Maggs

                  *                    Director                    October 14, 1999
______________________________________
           Robert E. Moore

      /s/ David G. Tacelli
*By: ____________________________
       David G. Tacelli
       Attorney-in-Fact

                                 EXHIBIT INDEX

    5.1 Opinion of Bingham Dana LLP
  *23.1 Consent of Arthur Andersen LLP
   23.2 Consent of Bingham Dana LLP (included in Exhibit 5.1)
  *24.1 Power of Attorney (included in signature page to Registration Statement
        No. 333-86769 on Form S-3 filed September 9, 1999)
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*  previously filed